UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Bolt Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Scan QR for digital voting Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Randall C. Schatzman, Ph.D. and William P. Quinn (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Bolt Biotherapeutics, Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2024 Wednesday, June 12, 2024 11:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BOLT for more details. C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxydocs.com/BOLT • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-855-773-1625 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/BOLT YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:00 AM, Pacific Time, June 12, 2024. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number

Bolt Biotherapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect each of the Board's two nominees as a Class III director to serve until the 2027 Annual Meeting of Stockholders. FOR WITHHOLD 1.01 Kathleen LaPorte #P2# #P2# FOR 1.02 Nicole Onetto, M.D #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. #P4# #P4# #P4# FOR Proposal_Page - VIFL You must register to attend the meeting online and/or participate at www.proxydocs.com/BOLT Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2